MUNIYIELD
                                                                QUALITY
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 2000

                           MUNIYIELD QUALITY FUND, INC.

The Benefits and Risks of Leveraging

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                  MuniYield Quality Fund, Inc., October 31, 2000

DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Stock of MuniYield Quality Fund, Inc. earned $0.815 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.75%, based on a month-end net asset value of $14.18 per share. During the same period, the total investment return on the Fund's Common Stock was +12.09%, based on a change in per share net asset value from $13.54 to $14.18, and assuming reinvestment of $0.817 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +7.92%, based on a change in per share net asset value from $13.58 to $14.18, and assuming reinvestment of $0.407 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.96% for Series A, 4.18% for Series B, 4.55% for Series C and 4.11% for Series D.

The Municipal Market Environment

During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy

During the six-month period ended October 31, 2000, we shifted our strategy from a slightly above-neutral portfolio structure to a neutral portfolio structure. This change occurred because of the rise in bond prices during the period as well as our efforts to sell highly sensitive interest rate securities. We thought it prudent to move to this investment structure in anticipation of clearer signs detailing future economic growth and inflation expectations. Throughout the period, we continued to maintain a strong credit profile. At October 31, 2000, 85.5% of the Fund's net assets was invested in securities rated A or better by at least one of the major bond rating agencies. Additionally, we focused on maintaining and/or increasing the amount of earned tax-exempt income, in part to offset the heightened levels of short-term interest rates experienced by our leveraged portfolio. Despite the Fund's increased cost of borrowing, the leveraging of the portfolio remains an important income-generating vehicle for the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to remain fully invested in the municipal market in an effort to enhance shareholder income. We will look for opportunities in the market provided by new municipal issuance to structure the portfolio more favorably. We also expect to retain our current position until we can better evaluate the ramifications of the presidential and congressional elections and their implications on economic growth, inflation expectations and the municipal market.

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

November 30, 2000


                                     2 & 3

                                  MuniYield Quality Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount  Issue                                                                        Value
====================================================================================================================================
Alaska--1.0%             NR*     NR*    $ 6,000  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                 (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024                   $  6,007
====================================================================================================================================
Arizona--0.8%            AAA     Aaa      2,000  Mesa, Arizona, IDA, Revenue Bonds (Discovery Health System), Series A,
                                                 5.875% due 1/01/2014 (k)                                                      2,112
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,640  Phoenix, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds (The Phoenix
                                                 Authority), AMT, Series 1B, 6% due 6/01/2031 (f)(h)(n)                        2,941
====================================================================================================================================
Colorado--9.8%                                   Colorado HFA, Revenue Bonds (S/F Program):
                         NR*     Aa2      1,685    AMT, Senior Series A-1, 7.40% due 11/01/2027                                1,877
                         NR*     Aa2      3,000    Senior Series B-3, 6.50% due 10/01/2029                                     3,233
                         NR*     Aa2      2,750    Series B-3, 6.55% due 10/01/2016                                            2,987
                         -----------------------------------------------------------------------------------------------------------
                                                 Colorado HFA, Revenue Refunding Bonds (S/F Program):
                         NR*     Aa2     13,760    AMT, Senior Series A-2, 6.60% due 5/01/2028                                14,658
                         NR*     Aa2      1,970    AMT, Senior Series B-2, 6.40% due 11/01/2024                                2,089
                         AA      Aa2      3,300    AMT, Senior Series C-2, 8.40% due 10/01/2021 (e)                            3,613
                         NR*     Aa2      2,500    AMT, Senior Series C-2, 7.05% due 4/01/2031                                 2,813
                         AA      Aa2      4,800    AMT, Senior Series C-2, 7.25% due 10/01/2031                                5,458
                         AA      Aa2      2,750    Senior Series C-3, 7.15% due 10/01/2030                                     3,132
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      4,550  Colorado Health Facilities Authority, Hospital Revenue Bonds (Swedish
                                                 Medical Center Project), Series A, 6.80% due 1/01/2003 (l)                    4,846
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,500  Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D,
                                                 7.75% due 11/15/2013 (k)                                                     10,297
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,405  Denver, Colorado, City and County, COP, Series B, 5.75% due 12/01/2018 (a)    6,601
====================================================================================================================================
District of                                      District of Columbia, GO, Refunding, Series B (i):
Columbia--3.9%           AAA     Aaa      7,500    5.50% due 6/01/2013                                                         7,693
                         AAA     Aaa      4,500    5.50% due 6/01/2014                                                         4,588
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,000  District of Columbia, GO, Series A, 5.50% due 6/01/2012 (i)                   4,133
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000  District of Columbia, Revenue Refunding Bonds (Catholic University of
                                                 America Project), 5.625% due 10/01/2029 (a)                                   2,981
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000  Washington, D.C., Convention Center Authority, Dedicated Tax Revenue Bonds,
                                                 Senior Lien, 4.75% due 10/01/2028 (a)                                         5,158
====================================================================================================================================
Florida--0.4%            NR*     B1       2,840  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida Education and
                                                 Research Foundation Project), Series A, 7% due 9/01/2024                      2,570
====================================================================================================================================
Georgia--2.7%            AA      Aa3      4,825  Atlanta, Georgia, GO, Series A, 6.125% due 12/01/2004 (l)                     5,187
                         -----------------------------------------------------------------------------------------------------------
                         A       A3       5,000  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                                 Series Y, 10% due 1/01/2010                                                   6,815
                         -----------------------------------------------------------------------------------------------------------
                         A       A3       4,785  Monroe County, Georgia, Development Authority, PCR, Refunding (Oglethorpe
                                                 Power Corporation--Scherer), Series A, 6.80% due 1/01/2011                    5,346
====================================================================================================================================
Hawaii--1.2%             AAA     Aaa      7,055  Honolulu, Hawaii, City and County, GO, Series A, 6.25% due 4/01/2014 (d)      7,836
====================================================================================================================================
Illinois--15.1%                                  Chicago, Illinois, Board of Education, GO (Chicago School Reform
                                                 Project) (a):
                         AAA     Aaa     10,000    5.75% due 12/01/2027                                                       10,049
                         AAA     Aaa     32,085    Series A, 5.25% due 12/01/2027                                             30,191
                         AAA     Aaa      6,385    Series A, 5.25% due 12/01/2030                                              5,982
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     12,495  Chicago, Illinois, GO (Lakefront Millennium Parking Facilities), 5.125%
                                                 due 1/01/2028 (k)                                                            11,483
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,500  Chicago, Illinois, Sales Tax Revenue Refunding Bonds,
                                                 5.25% due 1/01/2028 (d)                                                       4,227
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000  Chicago, Illinois, Water Revenue Refunding Bonds, 5.25% due 11/01/2027 (d)    4,700
                         -----------------------------------------------------------------------------------------------------------
                         BBB+    Baa1    15,000  Illinois Development Finance Authority, PCR, Refunding (Illinois Power
                                                 Company Project), Series A, 7.375% due 7/01/2021                             16,064
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,130  Illinois Development Finance Authority Revenue Bonds (Presbyterian Home
                                                 Lake Project), Series B, 6.25% due 9/01/2017 (i)                              2,233
                         -----------------------------------------------------------------------------------------------------------
                         NR*     A1       3,750  Illinois Student Assistance Commission, Student Loan Revenue Refunding
                                                 Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015                               3,884
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,800  Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                                 Revenue Refunding Bonds (McCormick Place Expansion Project), Series A,
                                                 5.25% due 6/15/2027 (a)                                                       6,396
====================================================================================================================================
Indiana--5.6%                                    De Kalb County, Indiana, Redevelopment Authority Revenue Bonds (Mini-Mill),
                                                 Series A (b):
                         AAA     NR*      3,000    6.50% due 1/15/2014                                                         3,209
                         AAA     NR*      3,220    6.625% due 1/15/2017                                                        3,473
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,500  Indiana Bond Bank Revenue Bonds (State Revolving Fund Program), Series A,
                                                 6.875% due 2/01/2012                                                          2,726
                         -----------------------------------------------------------------------------------------------------------
                         BBB     Baa2     9,800  Indianapolis, Indiana, Airport Authority, Special Facilities Revenue Bonds
                                                 (Federal Express Corporation Project), AMT, 7.10% due 1/15/2017              10,310
                         -----------------------------------------------------------------------------------------------------------
                         AA      NR*     15,000  Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                 Refunding Bonds, Series D, 6.75% due 2/01/2020                               15,826
====================================================================================================================================
Kansas--0.6%                                     Kansas City, Kansas, Utility System Revenue Refunding Bonds (d):
                         AAA     NR*      1,140    6.375% due 9/01/2004 (l)                                                    1,234
                         AAA     Aaa      2,360    6.375% due 9/01/2023                                                        2,486
====================================================================================================================================
Kentucky--3.2%           NR*     NR*      3,000  Kentucky Economic Development Finance Authority, Health System Revenue
                                                 Bonds (Norton Healthcare Inc.), Series A, 6.50% due 10/01/2020                2,912
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,530  Kentucky Housing Corporation, Housing Revenue Bonds, AMT, Series B,
                                                 6.625% due 7/01/2026 (e)                                                      4,648
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,570  Lexington-Fayette Urban County Government, Kentucky, Governmental Program
                                                 Revenue Bonds (University of Kentucky Alumni Association Inc. Project),
                                                 6.75% due 11/01/2004 (k)(l)                                                   7,213
                         -----------------------------------------------------------------------------------------------------------
                         NR*     NR*      5,250  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ International
                                                 Project), AMT, 7% due 6/01/2024                                               5,361
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     4 & 5

                                  MuniYield Quality Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount  Issue                                                                        Value
====================================================================================================================================
Louisiana--1.6%          AAA     Aaa    $ 9,000  Louisiana Local Government, Environmental Facilities, Community
                                                 Development Authority Revenue Bonds (Capital Projects and Equipment
                                                 Acquisition), Series A, 6.30% due 7/01/2030 (a)                            $  9,948
====================================================================================================================================
Massachusetts--3.3%                              Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                                 (General Transportation System), Series A:
                         AA      Aa2      3,730    7% due 3/01/2011                                                            4,365
                         AA      Aa2      3,550    7% due 3/01/2014                                                            4,167
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000  Massachusetts State, HFA, Housing Development Revenue Refunding Bonds,
                                                 Series B, 5.40% due 12/01/2028 (k)                                            5,741
                         -----------------------------------------------------------------------------------------------------------
                                                 Massachusetts State, HFA, S/F Housing Revenue Bonds:
                         A+      Aa3      3,355    Series 33, 6.35% due 6/01/2017                                              3,457
                         A+      Aa3      2,840    Series 37, 6.35% due 6/01/2017                                              2,884
====================================================================================================================================
Michigan--1.9%           BBB+    Baa1    12,650  Dickinson County, Michigan, Economic Development Corporation, PCR, Refunding
                                                 (Champion International Corporation Project), 5.85% due 10/01/2018           12,174
====================================================================================================================================
Missouri--0.7%                                   Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                 Bonds (h):
                         AAA     NR*      2,000    (Homeowner Loan), AMT, Series B-1, 7.45% due 9/01/2031                      2,247
                         AAA     NR*      2,000    Series C-1, 6.55% due 9/01/2028                                             2,156
====================================================================================================================================
Nevada--1.3%             BBB+    Baa1     1,980  Henderson, Nevada, Health Care Facilities Revenue Bonds (Catholic
                                                 Healthcare West), Series A, 6.20% due 7/01/2009                               1,993
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,710  Washoe County, Nevada, School District, GO, 5.875% due 6/01/2017 (i)          5,919
====================================================================================================================================
New York--14.0%          A1+     VMIG1++    100  Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN,
                                                 Sub-Series 5, 4.55% due 5/01/2033 (g)                                           100
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     14,910  Long Island Power Authority, New York, Electric System Revenue Refunding
                                                 Bonds, Series A, 5.25% due 12/01/2026 (k)                                    14,139
                                                 New York City, New York, City Municipal Water Finance Authority, Water
                                                 and Sewer System Revenue Bonds:
                         AAA     Aaa      8,085    RITR, Series FR-6, 6.795% due 6/15/2026 (k)(m)                              8,217
                         A1+     VMIG1++  3,400    VRDN, Series C, 4.55% due 6/15/2023 (d)(g)                                  3,400
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      4,030  New York City, New York, City Municipal Water Finance Authority, Water and
                                                 Sewer System Revenue Refunding Bonds, Series B, 5.25% due 6/15/2029 (i)       3,802
                         -----------------------------------------------------------------------------------------------------------
                                                 New York City, New York, GO:
                         NR*     Aaa      6,920    RIB, Series 394, 7.44% due 8/01/2016 (k)(m)                                 7,622
                         A       A2       5,000    Series B, 5.875% due 8/15/2013                                              5,204
                         A       A2       9,055    Series F, 5.75% due 2/01/2019                                               9,150
                         A       A2       5,000    Series K, 6.25% due 4/01/2006 (l)                                           5,458
                         -----------------------------------------------------------------------------------------------------------
                                                 New York City, New York, GO, Refunding:
                         A       A2       5,000    Series B, 7.25% due 8/15/2007                                               5,707
                         A       A2       5,000    Series E, 6.50% due 2/15/2006                                               5,422
                         A       A2       9,325    Series G, 5.75% due 2/01/2017                                               9,456
                         A       A2       2,315    Series J, 6% due 8/01/2017                                                  2,402
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      4,000  New York State Dormitory Authority, Revenue Refunding Bonds (State
                                                 University), Series B, 7.50% due 5/15/2011 (i)                                4,706
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,500  New York State Thruway Authority, Local Highway and Bridge Service Contract
                                                 Revenue Refunding Bonds, 6% due 4/01/2012                                     3,761
====================================================================================================================================
North Carolina--0.5%                             Iredell County, North Carolina, Public Facilities, Corporate Installment
                                                 Payment Revenue Bonds (School Projects) (a):
                         NR*     Aaa      2,180    6% due 6/01/2014                                                            2,331
                         NR*     Aaa      1,000    6% due 6/01/2017                                                            1,052
====================================================================================================================================
North Dakota--1.6%       AAA     Aaa     11,000  Oliver County, North Dakota, PCR, Refunding (Square Butte Electric
                                                 Cooperative), Series A, 5.30% due 1/01/2027 (a)                              10,362
====================================================================================================================================
Ohio--0.3%               AA      NR*      2,000  Jackson, Ohio, Hospital Facilities Revenue Bonds (Consolidated Health
                                                 System--Jackson Hospital), 6.125% due 10/01/2020                              2,057
====================================================================================================================================
Oklahoma--0.3%                                   Tulsa, Oklahoma, Airports Improvement Trust, General Revenue Bonds (Tulsa
                                                 International Airport), AMT, Series B (d):
                         AAA     Aaa      1,000    6% due 6/01/2019                                                            1,021
                         AAA     Aaa      1,000    6.125% due 6/01/2026                                                        1,030
====================================================================================================================================
Oregon--1.3%             NR*     Aaa      7,500  Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 6.79% due
                                                 8/01/2020 (d)(m)                                                              8,161
====================================================================================================================================
Pennsylvania--0.4%       AAA     Aaa      2,000  Allegheny County, Pennsylvania, Port Authority, Special Transportation
                                                 Revenue Bonds, 6% due 3/01/2019 (k)                                           2,093
                         -----------------------------------------------------------------------------------------------------------
                         A1+     VMIG1+     400  Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                                                 Authority, Hospital Revenue Bonds (Children's Hospital of Philadelphia
                                                 Project), VRDN, Series A, 4.60% due 3/01/2027 (g)                               400
====================================================================================================================================
Rhode Island--0.4%       AAA     Aaa      2,500  Providence, Rhode Island, GO, Series A, 5.70% due 7/15/2019 (i)               2,541
====================================================================================================================================
South Carolina--3.6%     A       A1      10,000  Fairfield County, South Carolina, PCR (South Carolina Electric and Gas
                                                 Company), 6.50% due 9/01/2014                                                10,541
                         -----------------------------------------------------------------------------------------------------------
                         BBB+    Baa1     7,900  Richland County, South Carolina, Solid Waste Disposal Facilities Revenue
                                                 Bonds (Union Camp Corporation Project), AMT, Series A, 6.75% due 5/01/2022    7,976
                         -----------------------------------------------------------------------------------------------------------
                         NR*     NR*      3,800  Spartanburg County, South Carolina, Solid Waste Disposal Facilities Revenue
                                                 Bonds (BMW Project), AMT, 7.55% due 11/01/2024                                4,023
====================================================================================================================================
South Dakota--0.9%       AAA     Aa1      5,500  South Dakota HDA, Homeownership Mortgage Revenue Refunding Bonds, Series A,
                                                 6.45% due 5/01/2022                                                           5,605
====================================================================================================================================
Tennessee--1.9%          AAA     Aaa      5,000  Memphis--Shelby County, Tennessee, Airport Authority, Airport Revenue Bonds,
                                                 AMT, Series D, 6.25% due 3/01/2018 (a)                                        5,288
                         -----------------------------------------------------------------------------------------------------------
                                                 Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2C:
                         AA      Aa2      1,750    5.90% due 7/01/2010                                                         1,832
                         AA      Aa2      2,075    6.10% due 7/01/2013                                                         2,157
                         AA      Aa2      2,390    6.20% due 7/01/2015                                                         2,475
====================================================================================================================================


                                     6 & 7

                                  MuniYield Quality Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount  Issue                                                                        Value
====================================================================================================================================
Texas--7.7%              NR*     Aaa    $ 1,000  Bell County, Texas, Health Facilities Development Revenue Bonds (Lutheran
                                                 General Health Care System), 6.50% due 7/01/2019 (c)                       $  1,117
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      5,235  Denton, Texas, Utility System Revenue Bonds, RIB, Series 369, 7.29% due
                                                 12/01/2017 (i)(m)                                                             5,785
                         -----------------------------------------------------------------------------------------------------------
                                                 Gregg County, Texas, Health Facilities Development Corporation,
                                                 Hospital Revenue Bonds (Good Shepherd Medical Center Project):
                         AA      NR*      3,000    6.875% due 10/01/2020                                                       3,257
                         AA      NR*      2,600    6.375% due 10/01/2025                                                       2,675
                         -----------------------------------------------------------------------------------------------------------
                         NR*     NR*      5,000  Harris County, Texas, Health Facilities Development Corporation, Hospital
                                                 Revenue Bonds (Memorial Hospital System Project), Series A, 6.60%
                                                 due 6/01/2004 (l)                                                             5,405
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,000  Houston, Texas, Water and Sewer System Revenue Bonds, Junior Lien,
                                                 Series C, 5.375% due 12/01/2027 (d)                                           6,754
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     17,710  Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                                 Junior Lien, Series A, 5.375% due 12/01/2027 (d)                             17,088
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,715  Texas Housing Agency, Residential Development Mortgage Revenue Bonds,
                                                 Series A, 7.50% due 7/01/2015 (e)(j)                                          1,767
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,600  Travis County, Texas, Health Facilities Development Corporation, Revenue
                                                 Refunding Bonds (Ascension Health Credit), Series A, 6.25% due
                                                 11/15/2014 (k)                                                                4,940
====================================================================================================================================
Utah--3.0%               AA      Aa2     15,000  Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC Hospitals
                                                 Incorporated), 6.30% due 2/15/2015                                           16,331
                         -----------------------------------------------------------------------------------------------------------
                         A-      NR*      2,710  West Valley City, Utah, Redevelopment Agency, Tax Increment Revenue Bonds,
                                                 6% due 3/01/2024                                                              2,650
====================================================================================================================================
Virginia--3.9%           AAA     Aaa      6,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds,
                                                 AMT, Series A, 6.05% due 2/01/2009 (a)                                        6,514
                         -----------------------------------------------------------------------------------------------------------
                         AA+     Aa1     17,435  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series A,
                                                 7.15% due 1/01/2033                                                          17,963
====================================================================================================================================
Washington--3.3%                                 Washington State, GO:
                         AA+     Aa1      7,500    Series A & AT-6, 6.25% due 2/01/2011                                        8,262
                         AA+     Aa1      9,000    Series S-4, 5.75% due 1/01/2013                                             9,450
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,825  Washington State Public Power Supply System, Revenue Refunding Bonds
                                                 (Nuclear Project No. 2), Series A, 5.70% due 7/01/2011 (a)                    2,949
====================================================================================================================================
West Virginia--0.8%      A       A3       5,000  Braxton County, West Virginia, Solid Waste Disposal Revenue Bonds
                                                 (Weyerhaeuser Company Project), AMT, 6.50% due 4/01/2025                      5,028
====================================================================================================================================
Wisconsin--0.6%          AA      Aa3      3,800  Wisconsin Housing and EDA, Housing Revenue Bonds, AMT, Series D, 7.20% due
                                                 11/01/2013                                                                    3,967
====================================================================================================================================
Wyoming--0.1%            NR*     P1         500  Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc. Project), VRDN,
                                                 4.55% due 8/15/2020 (g)                                                         500
====================================================================================================================================
Puerto Rico--0.4%        NR*     Aaa      2,435  Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts,
                                                 Class R, Series 16 HH, 7.346% due 7/01/2013 (m)                               2,744
====================================================================================================================================
                         Total Investments (Cost--$601,195)--98.1%                                                           619,266

                         Other Assets Less Liabilities--1.9%                                                                  12,205
                                                                                                                            --------
                         Net Assets--100.0%                                                                                 $631,471
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(h)   FNMA/GNMA Collateralized.
(i)   FSA Insured.
(j)   GNMA Collateralized.
(k)   MBIA Insured.
(l)   Prerefunded.
(m) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(n) Represents a step bond. The interest rate will increase to a predetermined rate on a predetermined date and will remain in effect until maturity.
*     Not Rated.
++    Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................     50.2%
AA/Aa ............................................................     23.1
A/A ..............................................................     12.2
BBB/Baa ..........................................................      7.7
B/B ..............................................................      0.4
NR (Not Rated) ...................................................      3.8
Other* ...........................................................      0.7
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.


                                     8 & 9

                                  MuniYield Quality Fund, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of October 31, 2000
====================================================================================================================================
Assets:       Investments, at value (identified cost--$601,194,887) .................................                   $619,265,977
              Cash ..................................................................................                         60,701
              Receivables:
                Interest ............................................................................    $ 11,442,858
                Securities sold .....................................................................       2,456,860     13,899,718
                                                                                                         ------------
              Prepaid expenses and other assets .....................................................                         73,911
                                                                                                                        ------------
              Total assets ..........................................................................                    633,300,307
                                                                                                                        ------------
====================================================================================================================================
Liabilities:  Payables:
                Securities purchased ................................................................         978,074
                Dividends to shareholders ...........................................................         398,161
                Investment adviser ..................................................................         257,286      1,633,521
                                                                                                         ------------
              Accrued expenses ......................................................................                        195,924
                                                                                                                        ------------
              Total liabilities .....................................................................                      1,829,445
                                                                                                                        ------------
====================================================================================================================================
Net Assets:   Net assets ............................................................................                   $631,470,862
                                                                                                                        ============
====================================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized):
                Preferred Stock, par value $.05 per share (8,000 shares of AMPS* issued and
                outstanding at $25,000 per share liquidation preference) ............................                   $200,000,000
                Common Stock, par value $.10 per share (30,425,258 shares issued and outstanding) ...    $  3,042,526
              Paid-in capital in excess of par ......................................................     423,867,420
              Undistributed investment income--net ..................................................       4,066,683
              Accumulated realized capital losses on investments--net ...............................     (17,576,857)
              Unrealized appreciation on investments--net ...........................................      18,071,090
                                                                                                         ------------
              Total--Equivalent to $14.18 net asset value per share of Common Stock
              (market price--$12.0625) ..............................................................                    431,470,862
              Total capital .........................................................................                   $631,470,862
                                                                                                                        ============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended October 31, 2000
====================================================================================================================================
Investment           Interest and amortization of premium and discount earned ....................                     $ 36,440,039
Income:
====================================================================================================================================
Expenses:            Investment advisory fees ....................................................    $  3,082,666
                     Commission fees .............................................................         511,300
                     Transfer agent fees .........................................................         132,110
                     Accounting services .........................................................         118,725
                     Professional fees ...........................................................          83,299
                     Directors' fees and expenses ................................................          41,415
                     Listing fees ................................................................          37,730
                     Custodian fees ..............................................................          34,827
                     Printing and shareholder reports ............................................          31,893
                     Pricing fees ................................................................          17,045
                     Other .......................................................................          36,531
                                                                                                      ------------
                     Total expenses ..............................................................                        4,127,541
                                                                                                                       ------------
                     Investment income--net ......................................................                       32,312,498
                                                                                                                       ------------
====================================================================================================================================
Realized &           Realized loss on investments--net ...........................................                       (6,671,571)
Unrealized Gain      Change in unrealized appreciation/depreciation on investments--net ..........                       26,889,941
(Loss) on                                                                                                              ------------
Investments--Net:    Net Increase in Net Assets Resulting from Operations ........................                     $ 52,530,868
                                                                                                                       ============
====================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                               October 31,
                                                                                                      ------------------------------
                 Increase (Decrease) in Net Assets:                                                       2000             1999
====================================================================================================================================
Operations:      Investment income--net ..........................................................    $ 32,312,498     $ 32,656,202
                 Realized loss on investments--net ...............................................      (6,671,571)      (1,376,602)
                 Change in unrealized appreciation/depreciation on investments--net ..............      26,889,941      (60,738,769)
                                                                                                      ------------     ------------
                 Net increase (decrease) in net assets resulting from operations .................      52,530,868      (29,459,169)
                                                                                                      ------------     ------------
====================================================================================================================================
Dividends to     Investment income--net:
Shareholders:      Common Stock ..................................................................     (24,863,521)     (26,156,777)
                   Preferred Stock ...............................................................      (8,079,920)      (6,398,620)
                                                                                                      ------------     ------------
                 Net decrease in net assets resulting from dividends to shareholders .............     (32,943,441)     (32,555,397)
                                                                                                      ------------     ------------
====================================================================================================================================
Net Assets:      Total increase (decrease) in net assets .........................................      19,587,427      (62,014,566)
                 Beginning of year ...............................................................     611,883,435      673,898,001
                                                                                                      ------------     ------------
                 End of year* ....................................................................    $631,470,862     $611,883,435
                                                                                                      ============     ============
====================================================================================================================================
                *Undistributed investment income--net ............................................    $  4,066,683     $  4,697,626
                                                                                                      ============     ============
====================================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                                  MuniYield Quality Fund, Inc., October 31, 2000

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived
                      from information provided in the financial statements.              For the Year Ended October 31,
                                                                               -----------------------------------------------------
                      Increase (Decrease) in Net Asset Value:                    2000       1999       1998       1997       1996
====================================================================================================================================
Per Share             Net asset value, beginning of year ..................... $  13.54   $  15.58   $  15.17   $  14.57   $  14.58
Operating                                                                      --------   --------   --------   --------   --------
Performance:          Investment income--net .................................     1.07       1.07       1.12       1.13       1.14
                      Realized and unrealized gain (loss) on investments--net       .66      (2.04)       .40        .59       (.01)
                                                                               --------   --------   --------   --------   --------
                      Total from investment operations .......................     1.73       (.97)      1.52       1.72       1.13
                                                                               --------   --------   --------   --------   --------
                      Less dividends to Common Stock shareholders from
                      investment income--net .................................     (.82)      (.86)      (.88)      (.89)      (.90)
                                                                               --------   --------   --------   --------   --------
                      Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders from
                       investment income--net ................................     (.27)      (.21)      (.23)      (.23)      (.24)
                                                                               --------   --------   --------   --------   --------
                      Net asset value, end of year ........................... $  14.18   $  13.54   $  15.58   $  15.17   $  14.57
                                                                               ========   ========   ========   ========   ========
                      Market price per share, end of year .................... $12.0625   $12.0625   $15.5625   $14.4375   $ 12.875
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Total Investment      Based on market price per share ........................    7.03%    (17.61%)    14.33%     19.58%      9.12%
Return:*                                                                       ========   ========   ========   ========   ========
                      Based on net asset value per share .....................   12.09%     (7.62%)     8.93%     11.03%      6.93%
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Ratios Based on       Total expenses** .......................................     .99%       .95%       .91%       .94%       .96%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Common Stock:      Total investment income--net** .........................    7.74%      7.17%      7.30%      7.69%      7.79%
                                                                               ========   ========   ========   ========   ========
                      Amount of dividends to Preferred Stock shareholders ....    1.94%      1.41%      1.50%      1.56%      1.64%
                                                                               ========   ========   ========   ========   ========
                      Investment income--net, to Common Stock shareholders ...    5.81%      5.76%      5.80%      6.13%      6.15%
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Ratios Based on       Total expenses .........................................     .67%       .66%       .64%       .65%       .66%
Total Average Net                                                              ========   ========   ========   ========   ========
Assets:**+            Total investment income--net ...........................    5.23%      4.99%      5.12%      5.32%      5.32%
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ..............    4.03%      3.21%      3.51%      3.51%      3.61%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Preferred Stock:
====================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of year
Data:                 (in thousands) ......................................... $431,471   $411,883   $473,898   $461,647   $443,154
                                                                               ========   ========   ========   ========   ========
                      Preferred Stock outstanding, end of year (in thousands)  $200,000   $200,000   $200,000   $200,000   $200,000
                                                                               ========   ========   ========   ========   ========
                      Portfolio turnover .....................................   51.19%     91.78%     42.95%     36.87%     68.22%
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Leverage:             Asset coverage per $1,000 .............................. $  3,157   $  3,059   $  3,369   $  3,308   $  3,216
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Dividends Per Share   Series A--Investment income--net ....................... $  1,024   $    824   $    961   $    864   $    953
On Preferred Stock                                                             ========   ========   ========   ========   ========
Outstanding:          Series B--Investment income--net ....................... $  1,015   $    779   $    879   $    892   $    880
                                                                               ========   ========   ========   ========   ========
                      Series C--Investment income--net ....................... $    999   $    809   $    815   $    884   $    888
                                                                               ========   ========   ========   ========   ========
                      Series D--Investment income--net ....................... $  1,002   $    787   $    856   $    873   $    885
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Includes Common and Preferred Stock average net assets.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes


                                    12 & 13

                                  MuniYield Quality Fund, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $319,145,866 and $306,006,529, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Losses              Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $(6,251,271)        $18,071,090
Financial futures contracts .............           (420,300)                 --
                                                 -----------         -----------
Total ...................................        $(6,671,571)        $18,071,090
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $17,823,045, of which $23,102,321 related to appreciated securities and $5,279,276 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $601,442,932.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.30%; Series B, 4.05%; Series C, 4.23%; and Series D, 3.90%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $294,747 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryfoward of approximately $12,528,000, of which $1,083,000 expires in 2004, $3,645,000 expires in 2007 and $7,800,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067800 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.


                                    14 & 15

                                  MuniYield Quality Fund, Inc., October 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Quality Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2000

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    16 & 17

                                  MuniYield Quality Fund, Inc., October 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQY


                                    18 & 19
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MuniYield Quality Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16352--10/00

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